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               [LETTERHEAD OF COOPERS AND LYBRAND APPEARS HERE]

                                                                    Exhibit 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the inclusion in this registration statement on Form S-4 of our report dated February 7, 1997, on our audits of the financial statements of Oswego City Savings Bank. We also consent to the reference to our firm under the caption "Experts."



/s/ Coopers & Lybrand L.L.P.

Syracuse, New York
September 18, 1997